UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2010

eOn Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

185 Martinvale Lane San Jose, CA	95119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 408-694-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On February 9, 2010, eOn Communications Corp. (the “Company”) engaged Horne, LLC (“Horne”) as the Registrant’s independent registered accounting firm replacing GHP Horwath, P.C. (“GHP”) pursuant to the recommendation of the audit committee and approval of the Board of Directors of the Company. The reports of GHP on the Company’s consolidated financial statements for the years ended July 31, 2009 and July 31, 2008 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope, accounting principle or uncertainty.

During the two years ended July 31, 2009, and the period commencing August 1, 2009 through February 9, 2010, there were no disagreements between the Company and GHP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction , would have caused GHP, to make reference to the subject matter of such disagreements in connection with its report, or “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended July 31, 2009 and the period commencing August 1, 2009 through the engagement of Horne as the company’s independent registered public accounting firm, neither the Company nor anyone on its behalf consulted Horne with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission, with GHP, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished GHP with a copy of this report prior to filing with the SEC and requested that GHP furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the foregoing disclosure insofar as they relate to GHP’s audit services and engagement as the Company’s independent registered public accounting firm. GHP has furnished a letter addressed to the SEC dated February 9, 2010, a copy of which is attached hereto as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits

Exhibits:

Exhibit Number	Description of Exhibit

16.1	Letter from GHP Horwath, P.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2010

EON COMMUNICATIONS CORPORATION

By:	/S/ LEE M. BOWLING
Lee M. Bowling
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

16.1	Letter from GHP Horwath, P.C.